U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                   ____________________________


                            FORM 8-K


                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported):January 11, 2000



              AMERICAN ASSET MANAGEMENT CORPORATION
      (Exact name of registrant as specified in its charter)



         NEW JERSEY             0-19154          22-2902677
(State or other jurisdiction  (Commission     (I.R.S. Employer
      of incorporation)        File Number)   Identification No.)



150 Morristown Road, Suite 108, Bernardsville, New Jersey   07924
    (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:(908) 766-1701



________________________________________________________________
  (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

     On January 11, 2000 the Registrant engaged Withum Smith &
Brown, as its principal independent accountant who will report on the financial statements of the Registrant for the year ended
December 31, 1999.














































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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            AMERICAN ASSET MANAGEMENT CORPORATION



                            By:_s/Richard G. Gagliardi___________
                               Richard G. Gagliardi
                               President

Date:  January 11, 2000




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